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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: September 4, 2002

Community Valley Bancorp
(Exact Name of Registrant as Specified in its Charter)

California (State or Other Jurisdiction of Incorporation)	333-85950 (Commission File Number)	68-0479553 (I.R.S. Employer Identification Number)

2041 Forest Avenue, Chico, California 95928
(Address of Principal Executive Offices) (Zip Code)

(530) 899-2344
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events

    (a)
    The Board of Directors of Registrant approved a four for three stock split at their meeting of August 20, 2002. Refer to attached Exhibit 99.1 Press Release for details.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Community Valley Bancorp
Date: September 4, 2002	By:	/s/ K C ROBBINS Keith C. Robbins President & Chief Executive Officer

EXHIBITS

Exhibit Number	Document Description
99.1	Press Release announcing four-for-three stock split.

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SIGNATURES